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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):   January 17, 2001


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                  1-7882                 94-1692300
           --------                  ------                 ----------
 (State or other jurisdiction     (Commission             (I.R.S. Employer
      of incorporation)            File Number)          Identification No.)


          One AMD Place,
          P.O. Box 3453
          Sunnyvale, California                             94088-3453
 ----------------------------------------                   ----------
 (address of principal executive offices)                   (Zip Code)


 Registrant's telephone number,
  including area code:                                      (408) 732-2400
                                                            --------------

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Item 5.  Other Events.
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               On January 17, 2001, Advanced Micro Devices, Inc. (the "Company")
announced its fourth quarter sales. The Company reported sales of $1,175,172,000 and net income of $177,968,000 for the quarter ended December 31, 2000. Net income amounted to $0.53 per diluted share. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)    Exhibits

       Number                      Exhibit
       ------                      -------

       99.1         Press release dated January 17, 2001.

                                       2
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED MICRO DEVICES, INC.



Date:  January 23, 2001              By: /s/ Robert J. Rivet
                                          ----------------------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

                                       3
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                                 Exhibit Index
                                 -------------


       Number            Exhibit
       ------            -------

       99.1         Press release dated January 17, 2001.

                                       4